AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
June 2011

For the month of June 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.22% and a net return of -0.26%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.29% for the month.

June 2011 gross relative performance:  +0.07%

Performance for periods ended June 30, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.12%	4.71%	7.04%	6.98%	6.29%
HIT Total Net Rate of Return	2.89%	4.25%	6.57%	6.53%	5.87%
Barclays Capital Aggregate Bond Index	2.72%	3.90%	6.46%	6.52%	5.74%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were +16, -27, -38, and -24 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to approximately 76% for the Barclays Aggregate.

●
Weak performance by corporate bonds, which had “excess returns” relative to Treasuries of -35 bps, the second worst major sector in the Barclays Aggregate.  The HIT does not invest in corporate bonds, whereas this sector comprised 19.8% of the index as of June 30, 2011.

●	Lower risk premiums on higher priced mortgage-backed securities (MBS) as interest rates rose across the curve.

Negative contributions to the HIT’s performance included:

●	Widening of spreads relative to Treasuries for agency multifamily MBS in the HIT’s portfolio. Spreads on Ginnie Mae permanent loan certificates and construction/permanent loan

AFL-CIO HOUSING INVESTMENT TRUST                                                        June 2011 Performance Commentary

certificates widened by approximately 16 and 6 bps, respectively. Widening of Fannie Mae multifamily DUS spreads to Treasuries depended on structure, with the longest duration structures widening the most and the 10/9.5 structure widening by about 5 bps.

●	The portfolio’s structural overweight to spread-based assets as swap spreads widened across the yield curve. Spreads widened by approximately 5.4 bps on 2-year and 1.9 bps on 10-year maturities.

●
The HIT’s underweight to agency single family fixed rate MBS as this sector was the best performing major sector in the Barclays Aggregate, with excess returns of 40 bps.  As of June 30, 2011, the portfolio had a 26.0% allocation to agency single family fixed rate MBS compared to the Barclays Aggregate’s 33.3% allocation.

June 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.34%	0	5.39
Agencies	-0.08%	+3	3.39
Single family agency MBS (RMBS)	+0.09%	+40	4.58
Corporates	-0.88%	-35	6.53
Commercial MBS (CMBS)	-1.01%	-98	3.55
Asset-backed securities (ABS)	+0.03%	+9	3.19
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	5/31/11	6/30/11	Change
3 Month	0.046%	0.010%	-0.0355%
6 Month	0.107%	0.097%	-0.0102%
1 Year	0.158%	0.183%	0.0255%
2 Year	0.469%	0.458%	-0.0109%
3 Year	0.780%	0.796%	0.0154%
5 Year	1.699%	1.761%	0.0615%
7 Year	2.387%	2.496%	0.1090%
10 Year	3.061%	3.160%	0.0992%
30 Year	4.224%	4.371%	0.1467%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.